J.P. Morgan Industrials Conference Bob Jordan, President & CEO March 14, 2023

Page 2 Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on, and include statements about, the Company’s current estimates, intentions, beliefs, expectations, goals, strategies, and projections for the future and are not guarantees of future performance. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, statements related to (i) the Company's financial outlook, goals, plans, expectations, and projected results of operations, including factors and assumptions underlying the Company's expectations and projections; (ii) the Company’s expectations regarding demand for travel and bookings, including managed business travel; (iii) the Company’s plans and expec tations with respect to capacity, including factors and assumptions underlying the Company’s plans and expectations; (iv) the Company's expectations with respect to its fuel costs, premium expenses, hedging gains, and the Company's related management of risks associated with changing jet fuel prices, including factors underlying the Company's expectations; (v) the Company’s plans and expectations related to repayment of debt; (vi) the Company’s fleet plans and expectations, including factors and assumptions underlying the Company’s plans and expectations; (vii) the Company’s plans and expectations with respect to capital spending, including factors and assumptions underlying the Company’s plans and expectations; (viii) the Company’s plans and expectations with respect to investments in technology and operational resiliency; (ix) the Company’s tactical action plan in response to the operational disruption, including with respect to the expected tactical act ion plan components and enhancements, the anticipated timing of the tactical action plan, and the goals and expected results of the tactical action plan; (x) the Company’s strategic priorities and initiatives, including with respect to its focus areas and its multi-year operations plan; (xi) the Company’s aircraft productivity goals; (xii) the Company’s plans for improving operating leverage; (xiii) the Company’s network plans and expectations, including with respect to the benefits associated with restoring the route network; (xiv) the Company’s plans for improving operating quality; (xv) the Company’s plans for frontline staffing and tools; (xvi) the Company’s plans and expectations with respect to Customer experience enhancements, including upgrades to WiFi hardware, larger bins, and seat power installations; (xvii) the Company’s goal to enhance Shareholder value; and (xviii) the Company’s balance sheet goals. Forward-looking statements involve risks, uncertainties, assumptions, and other factors that are difficult to predict and that could cause actual results to vary from those expressed in or indicated by them. Factors include, among others, (i) the Company's ability to timely and effectively implement, transition, and maintain the necessary information technology systems and infrastructure to support its operations and initiatives; (ii) the impact of fears or actual outbreaks of diseases, extreme or severe weather and natural disasters, actions of competitors, consumer perception, economic conditions, banking conditions, fears of terrorism or war, socio-demographic trends, and other factors beyond the Company's control, on consumer behavior and the Company's results of operations and business decisions, plans, strategies, and results; (iii) the Company's dependence on its workforce, including its ability to employ sufficient numbers of qualified Employees to effectively and efficiently maintain its operations; (iv) the number and amount of Customer reimbursement requests received and granted by the Company in connection with the operational disruption; (v) the emergence of additional costs or effects associated with the cancelled flights, including litigation, government investigation and actions, and internal actions; (vi) the impact of fuel price changes, fuel price volatility, volatility of commodities used by the Company for hedging jet fuel, and any changes to the Company's fuel hedging strategies and positions, on the Company's business plans and results of operations; (vii) the Company's dependence on Boeing with respect to the Company's aircraft deliveries, fleet and capacity plans, operations, strategies, and goals; (viii) the Company's dependence on Boeing and the Federal Aviation Administration with respect to the certification of the Boeing MAX 7 aircraft; (ix) the Company's dependence on other third parties, in particular with respect to its tactical action plan, its technology related to operational resiliency, collaboration between aircraft and crew network systems, fuel supply, and the impact on the Company's operations and results of operations of any third party delays or non-performance; (x) the Company’s ability to timely and effectively prioritize its initiatives and focus areas and related expenditures; (xi) the impact of labor matters on the Company's business decisions, plans, and strategies; (xii) any negative developments related to the COVID-19 pandemic, including, for example, with respect to the duration, spread, severity, or any recurrence of the COVID-19 pandemic or any new variant strains of the underlying virus; the effectiveness, availability, and usage of COVID-19 vaccines; the impact of government mandates, directives, orders, regulations, and other governmental actions related to COVID-19 on the Company's business plans and its ability to retain key Employees; the extent of the impact of COVID-19 on overall demand for air travel and the Company's related business plans and decisions; and the impact of the COVID-19 pandemic on the Company's access to capital; (xiii) the impact of governmental regulations and other governmental actions on the Company's business plans and operations; and (xiv) other factors, as described in the Company's filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10- K for the fiscal year ended December 31, 2022.

First quarter 2023 guidance update

Revenue trends remain steady, and lower fuel prices offset a portion of higher non-fuel costs; however, we continue to expect a net loss in first quarter 2023

Guidance metric	1Q 2023	Previous estimation
Operating revenues (year-over-year)	Up 21% to 23%	Up 20% to 24%
Available seat miles (ASMs, or capacity) (year-over-year)	Up ~10%	No change
Economic fuel costs per gallon[1]	\$3.10 to \$3.20	\$3.25 to \$3.35
Fuel hedging premium expense per gallon	\$0.06	No change
Fuel hedging cash settlement gains per gallon	\$0.13	\$0.16
Non-fuel unit costs (CASM-X[2]) (year-over-year)	Up 5.5% to 6.5%	Up 2% to 4%
Scheduled debt repayments (millions)	~\$60	No change
Interest expense (millions)	~\$65	No change

Strong revenue trends continue in March, driven primarily by yields and Rapid Rewards® redemptions, and we continue to expect March managed business revenues to be roughly in line with March 2019 levels

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1. Includes fuel taxes. Based on market values as of March 9, 2023.
2. Operating expenses per available seat mile, excluding fuel and oil expense, profitsharing, and special items

Southwest

Full year 2023 guidance update

The booking curve looks solid headed into summer travel season, and market fuel prices are lower, which currently more than offsets higher non-fuel cost increases

Guidance metric	2023	Previous estimation
Aircraft[1]	833	843
Available seat miles (ASMs, or capacity) (year-over-year)	Up 15% to 16%	Up 16% to 17%
Economic fuel costs per gallon[2]	\$2.65 to \$2.75	\$2.90 to \$3.00
Non-fuel unit costs (CASM-X[3]) (year-over-year)	Down 3.5% to 5.5%	Down 6% to 8%
Scheduled debt repayments (millions)	~\$85	No change
Interest expense (millions)	~\$250[4]	No change
Capital spending (CapEx) (billions)	~\$4.0[5]	\$4.0 to \$4.5

- We currently plan to further invest in operational resiliency, which will increase both non-aircraft capital expenditures and operating **expenses[6].** Full year 2023 capacity growth plans are expected to decrease by ~1 point, compared with previous guidance, primarily due to a more conservative approach to our fourth quarter growth plans

1. Aircraft on property, end of period. The Company now estimates approximately 90 Boeing 737-8 (-8) aircraft deliveries in 2023, compared with its previous guidance of approximately 100 -8 aircraft deliveries. The Company continues to expect to retire 27 Boeing 737-700 (-700) aircraft in 2023. As a result, the Company now expects to end 2023 with 833 aircraft.
2. Includes fuel taxes, fuel hedging premium expense of \$0.06 per gallon, and favorable cash settlements from fuel derivative contracts of \$0.10 per gallon. Based on market values as of March 9, 2023.
3. Operating expenses per available seat mile, excluding fuel and oil expense, profitsharing, and special items
4. Based on scheduled debt repayments and current interest rates, the Company currently expects 2023 interest income to more than offset 2023 interest expense.
5. The Company now estimates its 2023 capital spending to be approximately \$4.0 billion, which assumes approximately 90 -8 aircraft deliveries, compared with its previous 2023 capital spending estimate in the range of \$4.0 billion to \$4.5 billion, which assumed approximately 100 -8 aircraft deliveries. The Company's full year 2023 aircraft capital spending and non-aircraft capital spending is currently estimated to be approximately \$2.8 billion and \$1.2 billion, respectively.
6. Operating expenses, excluding fuel and oil expense, profitsharing, and special items

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Southwest

Page 5 Tactical action plan in response to operational disruption Based on the review of December’s operational disruption, we are developing a tactical action plan to boost operational resiliency • Increase number of available deicing trucks / ground equipment • Procure additional deicing pads and increase glycol capacity at key locations • Implement new weather application to enhance deicing holdover times • Purchase additional engine covers and heaters • Augment winter staffing levels • Improve alignment between Network Planning and Network Operational Control (NOC) • Update leading indicators dashboard • Improve alerting and decision- support tools • Upgrade capabilities to better integrate aircraft and Crew recovery optimization Note: The above tactical action plan is not meant to be exhaustive; rather, it is meant to provide examples of actions the Company plans to take in an effort to increase operational resiliency for winter 2023. • Upgrade Skysolver optimization software • Enhance electronic Crew notification system and upgrade phone system • Upgrade Customer Support & Services phone stability • Upgrade Employee mobility tools Key Root Cause Severity of Winter Storm Elliott was more sudden and severe than had been predicted and thus had a greater than planned impact on Station operations and strained ability to keep up with pace and breadth of disruptions Experienced outsized impacts in DEN and MDW (25% of Crew); cascading close-in cancellations overwhelmed processes and technology leading to manual alternatives that lengthened solution time Tactical Action Plan Improve Winter Operations (Infrastructure, equipment, & winter preparedness) Enhance Cross-Team Collaboration (Processes, decisions, & communication) Accelerate Other Investments (Technology & tools for greater volume and pace)

Page 6 Tactical action plan aligns to multi-year operations plan Our multi-year operations modernization plan—outlined at our December 7th Investor Day—complements the tactical action plan we are pursuing to enhance operational resiliency Aircraft Productivity Operating Leverage Operating Quality Frontline Staffing & Tools Turn Execution Flight Scheduling Maintenance Optimization Block Execution Overnight Flying Targeted Flight Adds Growth in Core Cities NG Engine Maintenance Service Modernization Originator Performance Station Command Centers Transfer Operations Network Design & Recovery Targeted Staffing Levels Integrated Communication / Continuous improvement Training & Proficiency Mobility / Digital Tools Multi-year operations plan category that contains action items related to operational resiliency investments Operational Focus Areas Initiative Categories

Page 7 Recent operational performance has been strong Operational performance and management of irregular operations was strong before and after the December operational disruptions 1 Delta 80.8% 2 Southwest 79.7% 3 American 78.3% 4 Alaska 77.3% 5 United 76.0% 6 Hawaiian 75.3% 7 Allegiant 72.9% 8 JetBlue 72.1% 9 Spirit 71.9% 10 Frontier 65.7% 97.5% Ontime performance (A14) Industry ranking (Jan-Feb 2023) Completion factor % of scheduled flights completed (Jan-Feb)1 Southwest ranked #2 in ontime performance in January and February 2023, with a completion factor in line with pre-pandemic average 1. Due to the significant impacts of the pandemic to January and February in both 2021 and 2022, the Company believes that excluding this time period from the data is a more relevant measure of performance. Source: Data accessed through MasFlights on 3/10/23. Jan/Feb 2018-2020 Average Jan/Feb 2023 Average 97.7% We are not cancelling a higher percentage of flights, on average, this year than historically. Our year-to-date completion factor is slightly better than our pre-pandemic average up 4 spots from 2022

Page 8 Customer engagement remains strong In addition to the rebound in bookings and revenue trends in March 2023, we are seeing encouraging momentum in Customer engagement metrics Impacted Customers booked or flown since disruption January through early March 2023 We are pleased with momentum in our Customer engagement metrics since late December; additionally, recent survey results show significant improvement in Customer consideration and confidence Customer Engagement Metrics • Nearly 50% of Customers impacted by December operational disruption have since booked or flown on Southwest • Rapid Rewards® new accounts and point redemptions have rebounded and remain above their trailing 12-month averages • Survey results measuring Customer shopping consideration of Southwest have improved significantly since December • Survey results measuring Customer confidence in Southwest delivering an ontime flight experience has also improved since December 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50%

Page 9 Business model and network strengths remain intact Our operational disruption review has not revealed structural changes needed to our low-cost business model or our point-to-point network Southwest has the #1 or #2 market share position in 61 domestic cities Southwest #1 in PDEWs Southwest #2 in PDEWs Other cities served Destinations: Note: Passengers Daily Each Way (PDEWs). Includes co-terminal airports. Co-terminal airports share a common city or region; #1 in blue (LA Basin - BUR, LAX, SNA, ONT, Bay area - OAK, SFO, SJC, and Washington area – BWI, DCA, IAD); #2 in yellow (Dallas – DAL & DFW, Houston – HOU & IAH, Chicago – MDW & ORD); Other cities served in red (NYC - EWR, JFK, LGA) Source: U.S. DOT O&D Survey data for the twelve months ended 9/30/22 based on domestic and international passengers boarded. Data accessed on 03/10/23 using Cirium Diio Mi. Key Business Model Attributes • All Boeing 737 fleet • High-frequency, point-to-point network • High asset utilization • Robust network serving 121 domestic and near- international airports • #1 market share in 23 of the Top 50 travel markets in the U.S. • ~75% nonstop flights • Low-fare brand enabled by low-cost position in industry Network restoration by yearend 2023 is expected to further boost operational resiliency

Page 10 Financial goals remain unchanged Our annual goals are to generate consistent profitability, grow the route network and revenue, and enhance Shareholder value by generating consistent returns on invested capital in excess of weighted average cost of capital Despite recent headwinds, our 2023 goals are unchanged: grow profits, margins, and ROIC, year-over-year, and restore the route network to fully utilize our fleet by end-of-year. We remain focused on returning to 2019 profitability levels, and our outlook has been aided by lower fuel costs Focus areas Annual goals Available seat miles (ASMs) Modest new market growth and leverage robust network to connect dots and add depth and breadth Non-fuel unit costs (CASM-X1) Maintain competitive cost position and manage inflationary increases Unit revenues (RASM2) Growth in excess of CASM growth Pre-tax margin Maintain industry-leading position After-tax return on invested capital (ROIC) Well above weighted average cost of capital (WACC) Balance Sheet Maintain adequate cash reserves, investment-grade rating, and modest leverage 1. Operating expenses per available seat mile, excluding fuel and oil expense, profitsharing, and special items 2. Revenue per Available Seat Mile (RASM)

Page 11 Questions?